UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2015 (May 21, 2015)

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Crescent Centre Drive, Suite 610, Franklin, Tennessee 37067

(Address of Principal Executive Offices)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Acadia Healthcare Company, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on May 21, 2015. The proposals considered at the Annual Meeting were voted on as follows:

1. The following individuals were elected to serve as Class I directors until the Company’s annual meeting of stockholders in 2018 or until their successors have been elected and take office. The voting results were as follows:

	For	Withheld	Broker Non-Votes
E. Perot Bissell	55,906,444	2,946,355	4,108,750
Hartley R. Rogers	25,321,003	33,531,796	4,108,750

2. The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers (as defined in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2015), by the following vote:

For	Against	Abstain	Broker Non-Votes
58,329,746	467,284	55,769	4,108,750

3. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, by the following vote:

For	Against	Abstain
61,875,259	1,033,432	52,858

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: May 22, 2015	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel